SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
SYMANTEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, California (Address of principal executive offices)	95014 (Zip Code)
Registrant’s telephone number, including area code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.
          On November 1, 2005, Symantec Corporation (the “Company”) announced that Gregory E. Myers, Senior Vice President, Finance and Chief Financial Officer, informed the Company of his intention to retire at the end of December 2005. Mr. Myers will continue in his role as Chief Financial Officer of the Company until his retirement. Stephen C. Markowski, Vice President of Finance and Chief Accounting Officer, will assume the position of acting chief financial officer following Mr. Myers’ retirement. The Company expects to conduct an external search to identify other potential candidates for the position of chief financial officer of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION
Date: November 1, 2005	By:	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President, Corporate Legal Affairs and Secretary